Exhibit 10.11

ADVANCED BIOPHOTONICS INC.
125 Wilbur Place, Suite 120
Bohemia, NY 11716

August 29, 2007

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Advanced Biophotonics Inc. (the “Company”) - Amendment of Notes

Ladies and Gentlemen:

This letter shall serve as an amendment to the outstanding Secured Convertible Notes (collectively, the “Notes”) issued pursuant to the Securities Purchase Agreements between Advanced BioPhotonics Inc. (the “Company”) and each of: (i) AJW Partners, LLC; (ii) AJW Offshore, Ltd.; (iii) AJW Qualified Partners, LLC; and (iv) New Millennium Capital Partners II, LLC (collectively, the “Purchasers”) dated as of November 14, 2005, September 12, 2006 and October 31, 2006.

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.	Section 1.2(a) of the Notes shall be amended to change the Applicable Percentage from 40% to 50%.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Sincerely, ADVANCED BIOPHOTONICS INC.

/s/ DENNIS A. O’CONNOR
Dennis A. O’Connor Chief Executive Officer

Accepted to and agreed this
29th day of August, 2007:

AJW PARTNERS, LLC
By: SMS Group, LLC

By: /s/ COREY S. RIBOTSKY
Corey S. Ribotsky Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

By: /s/ COREY S. RIBOTSKY
Corey S. Ribotsky Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

By: /s/ COREY S. RIBOTSKY
Corey S. Ribotsky Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC

By: /s/ COREY S. RIBOTSKY
Corey S. Ribotsky Manager